Welcome!
Annual Meeting of Shareholders

Corporate Update
Louis P. Meshon, Sr.
President & Chief Executive Officer

Safe Harbor
Certain statements contained in this presentation that are not related to historical results, are forward-looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company’s business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company’s substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company’s Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company’s Form 10-K and in other reports we filed with Securities and Exchange Commission.

Corporate Overview

Corporate Overview
Who we are... Kramont Realty Trust (NYSE:KRT) is a self-administered, self-managed equity real estate investment trust (REIT).
What we do... The Trust owns, manages, develops and redevelops neighborhood and community shopping centers with merchants who provide life’s essentials-groceries, health and beauty products, family apparel and financial and personal services.
What we’re made of... The company owns, operates, manages and has under development 91 properties in 15 states comprising 11.6 million square feet of gross leasable area. Portfolio

Portfolio

NET OPERATING INCOME BY REGION Mid-Atlantic Southern Central New England 16% 1%
24% 59%

Portfolio
CHARACTERISTICS
Average Center Size: 130,000 square feet Grocery/Drug/Value retail anchored: 75%

Portfolio
Overall portfolio occupancy was 87% compared with 89% in 2001.
Excluding properties in redevelopment, occupancy was 94% versus 92% in 2001. Occupancy was constant for the first quarter 2003.

Portfolio
LEASING RESULTS
Occupancy
(excluding redevelopment properties)
100%
94% 94% 95% 92%
90%
85%
80%
2001 2002 Mar 31 03

Portfolio
LEASING RESULTS
as of 12/31/02
NO. of Square % of % Leases Feet Portfolio Increase New 110 765,000 7 16 Leases Renewal 89 399,000 4 6
Leases Total 199 1,164,000 11 (Avg.) 12

Portfolio
LEASING RESULTS
as of 3/31/03
NO. of Avg. % Leases Sq. Ft. Rate Increase Existing Space Leases New 21 44,978 $13.24 Renewals 35 108,207 $13.26 New Space New 3 9,617 $11.09 Total 59 162,802 4.3%

Portfolio
Top 10 Tenants -Fixed Minimum Rent
Total Annual % FMR Rent of KRT Total
1 Wal-Mart $5,394,659 6.49% 2 Ahold $3,776,433 4.54% 3 ShopRite $2,357,850 2.84% 4 TJX Companies $2,310,098 2.78% 5 Kmart $2,291,192 2.76% 6 Kohl’s $1,583,730 1.90% 7 Food Lion $997,468 1.20% 8 Sports Authority $931,964 1.12% 9 Charming Shoppes, Inc. $832,787 1.00% 10 Redner’s $740,922 0.89% TOTALS $21,217,102 25.52%

Portfolio
Top 10 Tenants -Gross Leasable Area
Total Square % Sq Ft Footage of KRT Total
1 Wal-Mart 1,138,228 10.61% 2 Kmart 568,183 5.30% 3 Ahold 491,685 4.58% 4 TJX Companies 255,575 2.38% 5 ShopRite 219,133 2.04% 6 Kohl’s 174,240 1.62% 7 Food Lion 145,123 1.35% 8 Redner’s 112,170 1.05% 9 Charming Shoppes, Inc. 102,441 0.95% 10 Sports Authority 96,035 0.89% TOTALS 3,302,813 30.78%

Portfolio
2003 Acquisitions Summary:
Three properties including 24 acres for development in New Jersey.
Purchase price: $12.5 million plus $0.5 million of pre-development cost reimbursements.

Portfolio
2003 Acquisition:
31,500 square foot ShopRite Supermarket (Springfield, NJ) on a long-term, triple-net lease.

Portfolio
2003 Acquisition:
14,000 square foot office building (Springfield, NJ) headquarters for Village Supermarket, Inc. (NASDAQ:VLGEA), operator of ShopRite Supermarkets.

Portfolio
2003 Acquisition:
24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket (Somers Point, NJ).
Approved for development of a 188,000 square foot shopping center (Ocean Heights Plaza) to be anchored by an 80,700 square foot ShopRite Supermarket.

Portfolio
2003 Purchase Agreement:
Five properties in Binghamton, New York MSA:
One property will be purchased with cash and shares in KRT. Four shopping centers will be acquired in joint venture with SSR Realty Advisors.

Portfolio
2003 Purchase Agreement:
Five properties in Binghamton, New York MSA

Portfolio
2003 Purchase Agreement:
Campus Plaza 160,646 sq. ft.
Pier I Imports, Starbucks, Montana Mills Bread

Portfolio
Kramont/SSR Joint Venture: Ownership: 20% Kramont 80% SSR
Kramont administers day-to-day affairs and manages, leases and markets the shopping centers.

Portfolio
Kramont/SSR Joint Venture Purchase Agreement:
Town Square Mall:
278,017 sq. ft.
Wal-Mart Supercenter (210,363 sq. ft.) and Sam’s Club (134,768 sq. ft.) anchor either end of the center in buildings they own. T.J. Maxx, OfficeMax, Loews Theaters, A.C. Moore and Dick’s Sporting Goods.

Portfolio
Kramont/SSR Joint Venture Purchase Agreement:
Parkway Plaza:
167,332 sq. ft.
Circuit City and Target are located at the center on their own pad sites.
Kohl’s, Sears Hardware and Bed Bath & Beyond.

Portfolio
Kramont/SSR Joint Venture Purchase Agreement:
Shoppes at Vestal:
92,328 sq. ft.
Michaels, Old Navy, HomeGoods, Famous Footwear, Dress Barn and Catherine’s.

Portfolio
Kramont/SSR Joint Venture Purchase Agreement:
Pier I Shopping Center:
13,487 sq. ft.
Pier I Imports, Starbucks Montana Mills Bread.

Portfolio
Dispositions: 2002: Towne Square Shopping Center in Columbus, MS. 2003: 3 acre out-parcel at Bensalem Square (Bensalem, PA) 28 acres in Miramar, FL
9.1 acres in Dania, FL

Management

Management
Senior management has an average of 28 years of real estate experience Lean, agile employee base:
13 senior officers 130 employees
Rigorous internal expectations and processes Fully integrated operating company

Management

Asset Enhancement
Louis P. Meshon, Sr.
President & Chief Executive Officer

Asset Enhancement
Completed Projects

Asset Enhancement
Barn Plaza
Doylestown, Pennsylvania
Proactively recaptured an under-performing supermarket space.
Negotiated a $2.6 million use restriction fee from the tenant.
Leased 88,000 square feet to Kohl’s. 57% increase in space from the former supermarket.
Opened April 11, 2003.

Asset Enhancement The Shoppes at Valley Forge
Phoenixville, Pennsylvania
Renovation/“de-malling” completed in 2002.
Proactively recaptured space from Ames.
Executed a lease for 60,000 square foot Redner’s.
Guaranteed by SuperValu: A Fortune 100 company. The nation’s leading food distributor.
Opened in May 21, 2003.

Asset Enhancement
Projects Underway

Asset Enhancement
Bristol Commerce Park
Bristol (Bucks County), Pennsylvania
Renovation and expansion to increase market share is underway.
Aggressively recaptured space from Ames prior to its liquidation.
Executed a lease with Wal-Mart for 118,000 square feet in the expanded Ames space.
Wal-Mart is projected to open in July 2003.

Asset Enhancement
Bethlehem Square
Bethlehem, Pennsylvania
Wal-Mart opened in 86,000 square feet in 2002.
Complemented by existing Home Depot and T.J. Maxx.
Existing supermarket needed to vacate.
Giant Supermarket needed a proven location and is projected to open summer 2003.

Asset Enhancement
Soon to Begin

Asset Enhancement
Ocean Heights Plaza
Somers Point, New Jersey
24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket (Somers Point, NJ).
Approved for development of a 188,000 square foot shopping center (Ocean Heights Plaza) to be anchored by an 80,700 square foot ShopRite Supermarket.

Asset Enhancement
Village Oaks
Pensacola, Florida
New Bealls department store to replace former Wal-Mart store.
Bealls projected to open Fall 2003.

Financial Results & Update
Carl E. Kraus
Senior Vice President, Chief Financial & Investment Officer, Treasurer

Recapitalization & Balance Sheet Improvement

Recapitalization & Balance Sheet Improvement
Completed the repurchase of all Series A-1 Preferred Shares for $6.1 million.
Saved $725,000 in annual distributions.
Eliminated liquidation preference of over $11 million.

Recapitalization & Balance Sheet Improvement
Direct placement of 2.3 million common shares at $13.65 per share.
To clients of Cohen & Steers Capital Management, Inc.
Proceeds of $31.3 million.

Recapitalization & Balance Sheet Improvement
Secured a $190 million forward commitment from Metropolitan Life Insurance Company (MetLife).
9 Will refinance $182 million (nearly 80%) of the Trust’s $229.7 million in debt maturing in 2003, when closed.
9 Interest rate on the MetLife loan is 6.12%, 184 basis points lower than the 7.96% on the debt being replaced.
9 Projected to close in June.

Recapitalization & Balance Sheet Improvement
Closed a $100 million revolving credit facility arranged through Fleet Securities, Inc.
Increased to $125 million in March. Participating Banks:
Fleet National Bank Compass Bank Wilmington Trust US Bank Wachovia Bank Commerzbank Firstrust Bank

Recapitalization & Balance Sheet Improvement
Direct Placement of 2.1 million common shares at $14.35 per share.
To Teachers Insurance and Annuity Association of America (TIAA-CREF) and clients of Kensington Investment Group, Inc. and Teachers Advisors, Inc.
Proceeds of $29.4 million.

Recapitalization & Balance Sheet Improvement
2002 RESULTS
Nearly $30 million less in mortgage debt than in 2001.
Increased beneficiaries’ equity by approximately $35 million. Decreased overall leverage from 58% to 53% (mortgage debt to total market capitalization based on common share prices on December 31, 2002 and 2001, respectively).
Overall leverage was 51% as of March 31, 2003.

Recapitalization & Balance Sheet Improvement
RESULTS
Total Market Capitalization
1,000,000,000 900,000,000 800,000,000 Common shares 700,000,000 Common OP Units 600,000,000 Preferred A 500,000,000 400,000,000 Preferred B 300,000,000 Preferred D 200,000,000 Debt 100,000,000 -2001 2002 May 30, 2003

Recapitalization & Balance Sheet Improvement
RESULTS
Debt to Market Capitalization
100.0% 90.0% 80.0% 70.0% 57.5% 60.0% 52.5% 51.4% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 2001 2002 Mar 31 03

Recapitalization & Balance Sheet Improvement
RESULTS
Debt Maturities
250,000
200,000
150,000 Debt MetLife 100,000
50,000
0
2003 2004 2005 2006 2007 After

Recapitalization & Balance Sheet Improvement
RESULTS
Institutional Ownership
3/31/03 Shares Owned % Cohen & Steers 2,685,500 11.48
TIAA-CREF 1,395,000 5.97
Vanguard 633,242 2.71 Kensington Investment 589,500 2.52 Barclay’s 498,253 2.13

Recapitalization & Balance Sheet Improvement
RESULTS
Institutional Ownership 40.00%
35.00% 32.26% 30.00%
25.00%
20.00%
15.00% 9.58% 10.00%
5.00% 0.00% 2001 Current

Financial

Financial
FUNDAMENTALS 12/31/02 3/31/03 5/31/03 Common Share Price $14.65 $15 $16.25 Yield 8.87% 8.67% 8%

Financial
FUNDAMENTALS Dividend = $1.30
Dividends (per common share)
$1.40 $1.27 $1.30 $1.30 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00
2000 2001 2002

Financial
FUNDAMENTALS FFO (per diluted common share)
$2.00 $1.80 $1.63 $1.52 $1.60 $1.33 $1.40 $1.20 $1.00 $0.80 $0.60 $0.34 $0.40 $0.20 $0.00 2000 2001 2002 Mar 31 03
Average Weighted Diluted Shares 18,754,000 18,874,000 21,306,000 23,354,000

Financial
FUNDAMENTALS Market Capitalization $918,228,000 Common Shares Preferred Shares Debt
$375,377,000 $472,000,000 $70,911,000

Financial
FUNDAMENTALS Ownership Institutional Retail Inside
10.45% 32.26%
57.29%

Financial
DEBT Fixed and Floating Rate Fixed Rate Floating Rate 14.60% 85.40%

Financial
DEBT Blended Interest Rates December 31, 2002 December 31, 2001
Weighted Weighted Avg. Rate Balance Avg. Rate Balance Floating 4.81% $70,200 5.21% $90,500 Fixed 7.68% 410,300 7.73% 419,700 7.26% $480,500 7.28% $510,200

Financial
INDEX COMPARISONS Return 2002 2001
1 Source: NAREIT 2 Shopping center REITs onl
y (no regional mall or free standing KRAMONT 10% 74% REITs) 3 Source: Russell (www.russell.com) INDUSTRY COMPARISONS 4 Source:
Standard & Poors (www.standardandpoors.com) 5 Source: New York Stock Exchange Equity REITs1 4% 14% 6 Source: Dow Jones & Company (www.djindexes.com)
Shopping Center Equity REITs1,2 18% 30% INDEX COMPARISONS Russell 2000 (KRT is component) 3 -20% 14% S&P 5004 -22% -10%
NYSE Composite5 -20% -10% Dow Jones Industrial Average6 -15% -5%

The Future

The Future
Grow FFO
Decrease leverage to 50% Execute redevelopments Accretive acquisitions Strategic dispositions

Discussion & Questions

Thank You for Coming!
Annual Meeting of Shareholders